UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2011

PRIVATEBANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34066	36-3681151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
120 S. LaSalle Ste. 400 Chicago, Illinois		60603 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (312) 564-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(e)	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENTS OF CERTAIN OFFIVERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 26, 2011, PrivateBancorp stockholders approved the PrivateBancorp, Inc. 2011 Incentive Compensation Plan (the “Plan”).  A summary of the Plan is set forth under the heading “Item 4. Approval of PrivateBancorp, Inc. 2011 Incentive Compensation Plan” in the Company’s definitive proxy statement for the 2011 annual stockholders meeting filed with the Securities and Exchange Commission on April 14, 2011 (the “2011 Proxy Statement”) and is incorporated herein by reference.  The summary of the Plan is qualified in its entirety by reference to the full text of the Plan which was attached as Appendix A to the 2011 Proxy Statement and is incorporated herein by reference.

ITEM 5.07                      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Company’s annual meeting of stockholders held on May 26, 2011, the following matters were submitted to and approved by a vote of the Company’s Stockholders:

(1)	The election of four Class I directors for a three-year term ending at the annual meeting of stockholders to be held in 2014 or until their successors are duly elected and qualified:

Directors	Votes For	Votes Withheld	Broker Non-Votes
Ralph B. Mandell	56,402,465	988,196	6,225,682
Cheryl Mayberry McKissack	54,431,836	2,958,825	6,225,682
Edward W. Rabin	54,439,549	2,931,912	6,225,682
Larry D. Richman	56,860,007	530,654	6,225,682
(2)	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011

For	Against	Abstain
63,233,760	343,712	38,871
(3)	An advisory (non-binding) vote on 2010 executive compensation

For	Against	Abstain	Broker Non-Votes
48,481,142	8,704,065	205,454	6,225,682

(4)	The approval of the PrivateBancorp, Inc. 2011 Incentive Compensation Plan.
For	Against	Abstain	Broker Non-Votes
35,417,743	21,865,213	107,705	6,225,682

Of the 67.9 million shares eligible to vote as of the March 28, 2011 record date, more than 63.6 million votes, or approximately 93.7 percent of the total shares outstanding, were represented at the meeting.

ITEM 8.01                      OTHER EVENTS

On May 26, 2011, PrivateBancorp, Inc. announced that James M. Guyette was named non-executive chairman of the board.  Mr. Guyette previously served as independent lead director.  Attached as Exhibit 99.1 is a copy of the press release relating to the announcement, which is incorporated herein by reference.

Item 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit	Description
10.1	PrivateBancorp, Inc. 2011 Incentive Compensation Plan is incorporated herein by reference to Appendix A to the Proxy Statement for its 2011 Annual Meeting of Stockholders.
99.1	Press Release dated May 26, 2011 (furnished with the SEC as part of this Form 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2011	PRIVATEBANCORP, INC.
By: /s/ Kevin M. Killips
Kevin M. Killips
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
10.1	PrivateBancorp, Inc. 2011 Incentive Compensation Plan is incorporated herein by reference to Appendix A to the Proxy Statement for its 2011 Annual Meeting of Stockholders.
99.1	Press Release dated May 26, 2011 (furnished with the SEC as part of this Form 8-K)